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                                                                    Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

DATED: December 19, 2001

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
BAPEF INVESTMENTS XII, LIMITED                  BARING ASIA PRIVATE EQUITY FUND LP4

By:    /s/  Mrs. C A E Helyar                   By:    /s/  Mrs. C A E Helyar
    ------------------------------                  ------------------------------
Name:  Mrs. C A E Helyar                        Name:  Mrs. C A E Helyar
Title: Director                                 Title: Director, Baring Asia (GP) Limited
                                                       As General Partner of BAPEF Advisers LP as
                                                       General Partner of the Baring Asia Private
                                                       Equity Fund LP4


BARING ASIA PRIVATE EQUITY FUND LP1             BARING ASIA PRIVATE EQUITY FUND
                                                CO-INVESTMENT LP

By:    /s/  Mrs. C A E Helyar                   By:    /s/  Mrs. C A E Helyar
    ------------------------------                  ------------------------------
Name:  Mrs. C A E Helyar                        Name:  Mrs. C A E Helyar
Title: Director, Baring Asia (GP) Limited       Title: Director, Baring Asia (GP) Limited
       As General Partner of BAPEF Advisers            As General Partner of BAPEF Advisers LP as
       LP as General Partner of the Baring             General Partner of the Baring Asia Private
       Asia Private Equity Fund LP1                    Equity Co-Investment LP


BARING ASIA PRIVATE EQUITY FUND LP2             BAPEF ADVISERS LP

By:    /s/  Mrs. C A E Helyar                   By:    /s/  Mrs. C A E Helyar
    ------------------------------                  ------------------------------
Name:  Mrs. C A E Helyar                        Name:  Mrs. C A E Helyar
Title: Director, Baring Asia (GP) Limited       Title: Director, Baring Asia (GP) Limited
       as General Partner of BAPEF Advisers            As General Partner of BAPEF Advisers LP
       LP as General Partner of the Baring
       Asia Private Equity Fund LP2


BARING ASIA PRIVATE EQUITY FUND LP3             BARING ASIA (GP) LIMITED

By:    /s/  Mrs. C A E Helyar                   By:    /s/  Mrs. C A E Helyar
    ------------------------------                  ------------------------------
Name:  Mrs. C A E Helyar                        Name:  Mrs. C A E Helyar
Title: Director, Baring Asia (GP) Limited       Title: Director
       as General Partner of BAPEF Advisers
       LP as General Partner of the Baring
       Asia Private Equity Fund LP3

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